GARTMORE MUTUAL FUNDS

Gartmore Millennium Growth Fund
Prospectus Supplement dated August 31, 2004
To Prospectus dated March 1, 2004 (as revised March 11, 2004)

IMPORTANT NOTICE REGARDING A PROPOSED CHANGE IN THE INVESTMENT POLICY OF THE GARTMORE MILLENNIUM GROWTH FUND: THIS SUPPLEMENT TO THE FUND’S PROSPECTUS DATED MARCH 1, 2004, (as revised March 11, 2004) OUTLINES A PROPOSED REVISION IN THE FUND’S INVESTMENT STRATEGIES AND OTHER CHANGES.

Name Change:
The Gartmore Millennium Growth Fund will be renamed Gartmore Mid Cap Growth Leaders Fund (the "Fund").

Strategy Change:
In line with an investment objective of long-term capital appreciation, the Fund’s manager will invest at least 80% of the portfolio’s net assets in equity securities, including common stocks and American Depositary Receipts, of mid-capitalization companies. Such companies are those having a market capitalization within the range specified by the Russell Midcap– Growth Index, which is the Fund’s benchmark.

The Fund, which will continue under the management of its current investment adviser, Gartmore Mutual Fund Capital Trust (GMFCT), will be more focused, investing in 25 to 35 securities as compared to the approximately 120 securities that have previously been held by the Gartmore Millennium Growth Fund. The smaller universe of holdings will be composed of companies that GMFCT deems to be "leaders," or those in the top of their respective sectors that are positioned for high earnings-growth potential given the prevailing economic environment.

Manager Change:
Joseph C. O’Connor will assume responsibility for the day-to-day management of the Fund. He is an employee of GMFCT and a managing director of Gartmore Separate Accounts LLC, where he has responsibility for the management of mid-cap separate account portfolios. Mr. O’Connor formerly served as a managing director and board member of Groupama Asset Management N.A., which Gartmore acquired in May 2003. Prior to joining Groupama in 2000, Mr. O’Connor served as a managing director of Donaldson, Lufkin & Jenrette, where he was employed from 1989 to 2000.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE

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